Intangible Assets - Schedule of Intangible Assets (Details)	Apr. 30, 2025 JPY (¥)	Apr. 30, 2025 USD ($)	Apr. 30, 2024 JPY (¥)
Schedule of Intangible Assets [Abstract]
Software	¥ 11,800,000	$ 82,731	[1]
Accumulated amortization	(1,180,000)	(8,273)
Net Carrying Amount	¥ 10,620,000	$ 74,458

[1]	During the current fiscal year, the Company purchased software with an original purchase price of JPY31,800,000 (USD222,954). In connection with the acquisition, the Company received a government grant of JPY20,000,000 (USD140,223) in cash in the same period. The grant related to assets of JPY20,000,000 (USD140,223) was offset against the gross acquisition cost of the intangible assets of JPY31,800,000 (USD222,954), resulting in the net acquisition cost of JPY11,800,000 (USD82,731) under the cost accumulation approach.